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                                                                  Exhibit 10(c)

                                 EDO CORPORATION
                          2002 Long-Term Incentive Plan
                           As amended January 1, 2004

1. PURPOSE.

     The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by motivating superior performance by means of performance-related incentives, encouraging and providing for the acquisition of an ownership interest in the Company by Eligible Employees, and enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

2. DEFINITIONS.

     "Award" shall mean any grant or award under the Plan, as evidenced in a written document delivered to a Participant as provided in Section 11(b).

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall have the meaning set forth in the Award to a Participant, or in the absence of any definition in such Award, "Cause" shall mean (i) the willful failure by the Participant to perform substantially the Participant's duties as an employee of the Company (other than due to physical or mental illness) (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary or any employee of either (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony, or (iv) the breach by the Participant of any written covenant or agreement not to compete with the Company or any Subsidiary.

     "Change in Control" shall mean the occurrence of any of the following events:

          (i) a majority of the members of the Board at any time cease for any reason other than due to death or disability to be persons who were members of the Board twenty-four months prior to such time (the "Incumbent Directors"); provided that any director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the members of the Board then still in office who are Incumbent Directors shall be treated as an Incumbent Director; or

          (ii) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, all employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, including, without limitation, by means of a tender or exchange offer, of securities of the

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Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (iii) the shareholders of the Company shall approve a definitive agreement (x) for the merger or other business combination of the Company with or into another corporation immediately following which merger or combination
(A) the stock of the surviving entity is not readily tradeable on an established securities market, (B) a majority of the directors of the surviving entity are persons who (1) were not directors of the Company immediately prior to the merger and (2) are not nominees or representatives of the Company or (C) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange
Act), directly or indirectly, of 30% or more of the securities of the surviving entity or (y) for the direct or indirect sale or other disposition of all or substantially all of the assets of the Company, or

          (iv) any other event or transaction that is declared by resolution of the Board to constitute a Change in Control for purposes of the Plan.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

     "Change in Control Price" shall mean the highest price per share paid or offered in any bona fide transaction related to a Change in Control, as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be the Fair Market Value on the date on which the cash out described in
Section 10(a) occurs.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "Committee" shall mean the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

     "Common Shares" shall mean the Common Shares, par value $1.00 per share, of the Company.

     "Company" shall mean EDO Corporation and any successor thereto.

     "Disability" shall mean long-term disability as defined under the terms of the Company's applicable long-term disability plans or policies.


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     "Eligible Employee" shall mean each Executive Officer and each other key employee of the Company or its Subsidiaries, but shall not include directors who are not employees of any such entity.

     "Employment" shall mean, for purposes of Sections 5(d), 7(b) and 8(b), continuous and regular salaried employment with the Company or a Subsidiary, which shall include (unless the Committee shall otherwise determine) any period of vacation, any approved leave of absence or any salary continuation or severance pay period and, at the discretion of the Committee, may include service with any former Subsidiary of the Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Executive Officer" shall mean those persons who are officers of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

     "Fair Market Value" shall mean, on any date, the closing price of a Common Share, as reported for such day on a national exchange, or the mean between the closing bid and asked prices for a Common Share on such date, as reported on a nationally recognized system of price quotation. In the event that there are no Common Share transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Common Share transactions were so reported.

     "Incentive Stock Option" shall mean an Option that is intended to meet the requirements of Section 422 of the Code.

     "Nonstatutory Stock Option" shall mean an Option that is not intended to be an Incentive Stock Option.

     "Normal Retirement" shall mean retirement at or after age 65, or such other age as may hereafter be established by the Board (by resolution) from time to time.

     "Option" shall mean the right to purchase the number of Common Shares specified by the Committee, at a price and for the term fixed by the Committee in accordance with the Plan and subject to any other limitations and restrictions as this Plan and the Committee shall impose.

     "Participant" shall mean an Eligible Employee who is selected by the Committee to receive an Award under the Plan.

     "Performance Period" shall mean the period during which performance measures are established for Performance Shares or Performance Units as determined by the Committee.

     "Performance Share" shall mean any contingent right granted under Section 8 to receive a Common Share, which right becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee.


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     "Performance Unit" shall mean any contingent right granted under Section 8 to receive cash (or, at the discretion of the Committee, Common Shares), which right becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee.

     "Plan" shall mean the EDO Corporation 2002 Long-Term Incentive Plan, described herein, and as may be amended from time to time.

     "Predecessor Plans" means the Company's 1996 Long-Term Incentive Plans.

     "Reload Option" shall have the meaning ascribed thereto in Section 5(e).

     "Restricted Period" shall mean the period during which a grant of Restricted Shares is subject to forfeiture. Restricted Shares that are not subject to forfeiture are referred to herein as being "vested" and/or "non-forfeitable".

     "Restricted Share" shall mean a Common Share granted under Section 7 which becomes vested and non-forfeitable, in whole or in part, upon the completion of such period of service or performance objectives as shall be determined by the Committee.

     "Stock Appreciation Right" shall mean a contractual right granted under
Section 6 to receive cash, Common Shares or a combination thereof.

     "Subsidiary" shall mean any corporation of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation and any other business organization, regardless of form, in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined equity interests in such organization.

3. ADMINISTRATION.

     The Plan shall be administered by the Committee which shall consist of at least two directors of the Company chosen by the Board, each of whom is both a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations, as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.


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4. MAXIMUM AMOUNT OF SHARES AVAILABLE FOR AWARDS.

     (a) Maximum Number of Shares.

     The maximum number of Common Shares in respect of which Awards may be made under the Plan shall be a total of 650,000 Common Shares. The maximum number of Common Shares in respect of which Awards may be granted to a Participant under this Plan in any 12-month period shall not exceed 200,000 shares, as each such number may be adjusted pursuant to Section 4(c). Without limiting the generality of the foregoing, whenever shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan, only the net number of shares actually issued shall be counted against the foregoing limits of 650,000 Common Shares and 200,000 Common Shares, respectively, except that the aggregate number of Common Shares which may be issued upon exercise of Incentive Stock Options shall in no event exceed 650,000 shares (as such number may be adjusted pursuant to Section 4(c) hereof).

     (b) Shares Available for Issuance.

     Common Shares may be made available from the authorized but unissued shares of the Company or from shares held in the Company's treasury and not reserved for some other purpose. In the event that any Award is payable solely in cash, no shares shall be deducted from the number of shares available for issuance under Section 4(a) by reason of such Award. In addition, if any Award under this Plan in respect of shares is canceled or forfeited for any reason without delivery of Common Shares, the shares subject to such Award shall thereafter again be available for award pursuant to this Plan.

     (c) Adjustment for Corporate Transactions.

     In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Shares, or other similar event affects the Common Shares such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee may, in such manner as the Committee may deem equitable, (A) adjust any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Stock Appreciation Rights under the Plan, (ii) the number and kinds of shares subject to outstanding Options and other Awards and (iii) the grant, exercise or conversion price with respect to any of the foregoing, or (B) with respect to a person who has an outstanding Option, make provisions for a cash payment of any extraordinary cash dividend or as an alternative means (in whole or in part) of affecting any adjustment deemed required by the Committee to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan with respect to such Option. However, the number of shares subject to any Option or other Award shall always be a whole number.


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5. STOCK OPTIONS.

     (a) Grant.

     Subject to the provisions of the Plan, the Committee shall have the authority to grant Options to an Eligible Employee and to determine (i) the number of shares to be covered by each Option, (ii) the exercise price therefor and (iii) the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options or Nonstatutory Stock Options; provided that Incentive Stock Options may not be granted to any Participant who is not an employee of the Company or one of its Subsidiaries at the time of grant. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code.

     (b) Option Price.

     The Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than 100% of the Fair Market Value of the Common Shares at the date of grant, except that, for purposes of satisfying the foregoing requirement with respect to a Nonstatutory Stock Option, the Committee may elect to credit against the exercise price payable by a Participant the value of any compensation otherwise payable to the Participant under the terms of the Company's compensation practices and programs which is surrendered, foregone or exchanged pursuant to such rules or procedures as the Committee shall establish from time to time.

     (c) Exercise.

     Each Option shall be exercised at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter; provided, however, that if the Committee does not establish a different exercise schedule at or after the date of grant of an Option, such Option shall become exercisable in full on the third anniversary of the date the Option is granted. The Committee may impose such conditions with respect to the exercise of Options, as it shall deem appropriate, including, without limitation, any conditions relating to the application of federal or state securities laws. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the option price therefor. Without limiting the generality of the foregoing, payment of the option price may be made in cash or its equivalent or, if and to the extent permitted by the Committee, by exchanging Common Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Shares so tendered to the Company, valued as of the date of such tender, is at least equal to such option price. In the case of an Incentive Stock Option, the method of payment shall be determined at the time of grant.

     (d) Termination of Employment.

     Unless the Committee shall otherwise determine at or after grant, an Option shall be exercisable following the termination of a Participant's Employment only to the extent provided in this Section 5(d). If a Participant's Employment terminates due to the Participant's (i) death or, (ii) Disability, or (iii) Normal Retirement, the Participant (or, in the event of the Participant's death or Disability during Employment or during the period during which an Option is


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exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Option held by the Participant at the time of such termination, regardless of whether then exercisable, (that is, vested and of value above the grant price) for a period of three years (or such greater or lesser period as the Committee shall determine at or after grant), but in no event after the date the Option otherwise expires. If a Participant's Employment is terminated for Cause (or, if after the Participant's termination of Employment, the Committee determines that the Participant's Employment could have been terminated for Cause had the Participant still been employed or has otherwise engaged in conduct that is detrimental to the interests of the Company, as determined by the Committee in its sole discretion), all Options held by the Participant shall immediately terminate, regardless of whether then exercisable. In the event of a Participant's termination of Employment for any reason not described in the preceding two sentences, the Participant (or, in the event of the Participant's death or Disability during the period during which an Option is exercisable under this sentence, the Participant's beneficiary, estate or legal representative) may exercise any Option which was exercisable at the time of such termination for 90 days (or such greater or lesser period as the Committee shall specify at or after the grant of such Option) following the date of such termination, but in no event after the date the Option otherwise expires. Options not vested at the time of termination for any reason shall be forfeited, except by action of the Committee.

     (e) Reload Options.

     The Committee may provide that a Participant (or, if applicable, the Participant's permitted transferee) who delivers Common Shares that have been owned by such Participant (or permitted transferee) for any minimum period of time specified by the Committee to exercise an Option or an option granted under the Predecessor Plans, will automatically (to the extent Common Shares are available for Awards under the Plan) be granted new Options ("Reload Options") for a number of Common Shares equal to the number of shares so delivered. Unless the Committee determines otherwise, such Reload Options will be subject to the same terms and conditions (including the same expiration date) as the related Option except (i) that the exercise price shall be equal to the Fair Market Value of a Common Share on the date such Reload Option is granted and (ii) such Reload Option shall not be exercisable prior to the six month anniversary of the date of grant and, thereafter, shall be exercisable in full.

6. STOCK APPRECIATION RIGHTS.

     (a) Grant of SARs.

     The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem or in addition to an Option may be granted either at the same time as the Option or at a later time. Stock Appreciation Rights shall not be exercisable after the expiration of ten years from the date of grant and shall have an exercise price determined in the same manner as, and subject to the same conditions as apply with respect to, a Nonstatutory Stock Option under Section 5(b).


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     (b) Exercise of SARs.

     A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a Common Share on the date of exercise of the Stock Appreciation Right over the exercise price thereof. The Committee shall determine the time or times at which or the event or events (including, without limitation, a Change of Control) upon which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise and whether such Stock Appreciation Right shall be settled in cash, Common Shares or a combination of cash and Common Shares; provided, however, that unless otherwise specified by the Committee at or after grant, a Stock Appreciation Right granted in tandem with an Option shall be exercisable only at the same time or times as the related Option is exercisable.

7. RESTRICTED SHARES.

     (a) Grant of Restricted Shares.

     The Committee may grant Awards of Restricted Shares with or without performance criteria to Eligible Employees at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Each grant of Restricted Shares shall be evidenced by an Award agreement. Unless the Committee provides otherwise at or after the date of grant, stock certificates evidencing any Restricted Shares so granted shall be held in the custody of the Secretary of the Company until the Restricted Period lapses, and, as a condition to the grant of any Award of Restricted Shares, the Participant shall have delivered to the Secretary of the Company a certificate, endorsed in blank, relating to the Common Shares covered by such Award.

     (b) Restricted Period; Vesting.

     The Committee shall determine the Restricted Period applicable to any Award of Restricted Shares and shall include the Restricted Period in the Award agreement referenced in Section 7(a), above. Notwithstanding the Restricted Period set forth in the Award agreement, the Committee may accelerate the vesting of any Award of Restricted Shares or revise or waive any performance or other conditions with respect to the vesting of any such Award at any time.

     (c) Delivery of Shares.

     When part or all of an Award of Restricted Shares becomes vested (that is, when the Restricted Period ends or upon the accelerated date selected by the Committee) and the performance and other conditions with respect to the Award, if any, are satisfied (as determined by the Committee) or waived by the Committee, a stock certificate for the number of vested Common Shares with respect to the Award shall be delivered, free of all restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary, estate or legal representative, as the case may be. No payment will be required to be made by the Participant upon the delivery of such Common Shares and/or cash, except as otherwise provided in Section 11(a) of the Plan.


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     (d) Termination of Employment.

     If a Participant terminates Employment and, at that time, has an Award of Restricted Shares that are not yet vested, the non-vested portion of the Award will be forfeited as of the Participant's date of termination. However, if the Participant terminates employment as a result of his (i) death or (ii) Disability, that portion (described below) of the non-vested Award will become vested upon the Participant's termination of Employment. Except as provided in the next sentence, the portion of the non-vested Award which becomes vested pursuant to this paragraph equals the number of Restricted Shares subject to such Award multiplied by a fraction, the numerator of which is the number of days actually worked during the Restricted Period and the denominator of which is the total number of days during the Restricted Period. If a portion of the Award became vested before the end of the Restricted Period (i.e., pursuant to Committee acceleration), the portion of the non-vested Award which becomes vested pursuant to this paragraph equals the number of non-vested Restricted Shares subject to such Award multiplied by a fraction, the numerator of which is the number of days actually worked since the most recent acceleration of vesting during the Restricted Period and the denominator of which is the total number of days during the Restricted Period after the most recent acceleration of vesting.

     (e) Rights as a Shareholder; Dividends.

     Unless otherwise determined by the Committee at or after the date of grant, Participants granted Restricted Shares shall be entitled to vote the shares and to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in Common Shares or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Restricted Shares with respect to which they were paid. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of Restricted Shares, an amount equal to any dividends paid by the Company during the Restricted Period with respect to the corresponding number of Common Shares. To the extent provided by the Committee at or after the date of grant, any dividends with respect to cash dividends on the Common Shares credited to a Participant's account shall be deemed to have been invested in Common Shares on the record date established for the related dividend and, accordingly, a number of additional Restricted Shares shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such dividend on the record date by (y) the Fair Market Value of a Common Share on such date.


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8. PERFORMANCE AWARDS.

     (a) Performance Shares and Performance Units.

     Subject to the provisions of the Plan, the Committee shall have the authority to grant Performance Shares and Performance Units to any Eligible Employee and to determine (i) the number of Performance Shares and the number of Performance Units to be granted to each Participant and (ii) the other terms and conditions of such Awards. The Performance Period related to Performance Shares or Performance Units shall lapse upon the determination by the Committee that the performance objectives established by the Committee have been attained, in whole or in part on the date established by the Committee. Such performance objectives may be related to the performance of (i) the Company, (ii) a Subsidiary, (iii) a division or unit of the Company or any Subsidiary, (v) the Participant or (vi) any combination of the foregoing, over a measurement period or periods established by the Committee. Unless the Committee otherwise determines at the time of grant of Performance Shares or Performance Units to an Executive Officer, the performance objectives with respect to such Award shall include at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a Subsidiary or based on comparative performance relative to other companies: (i) total return to shareholders, (ii) return on equity, (iii) operating income or net income, (iv) return on capital, (v) economic value added, (vi) earnings per Common Share, or
(vii) market price of the Common Shares. Except to the extent otherwise expressly provided herein, the Committee may, at any time and from time to time, change the performance objectives applicable with respect to any Performance Shares or Performance Units to reflect such factors, including, without limitation, changes in a Participant's duties or responsibilities or changes in business objectives (e.g., from corporate to Subsidiary or business unit performance or vice versa), as the Committee shall deem necessary or appropriate. Payment for Performance Shares or Performance Units shall be made by the Company in Common Shares, cash or in any combination thereof, as determined by the Committee.

     (b) Termination of Employment.

     Unless the Committee otherwise determines at or after grant, the rights of a Participant with respect to an Award of Performance Shares or Performance Units outstanding at the time of the Participant's termination of Employment shall be determined under this Section 8(b). In the event that a Participant's Employment terminates due to the Participant's (i) death, (ii) Disability, or
(iii) Normal Retirement, any Award of Performance Shares or Performance Units shall become vested and nonforfeitable at the end of the measurement period as to that number of shares or units which is equal to that percentage, if any, of such award that would have been earned based on the attainment or partial attainment of such performance objectives. In all other cases, any portion of any Award of Performance Shares or Performance Units that has not become nonforfeitable at the date of a Participant's termination of Employment shall be forfeited as of such date.

     (c) Awards Nontransferable.

     Performance Shares or Performance Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Performance Period.


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     (d) Award of Dividend Equivalents.

     Unless otherwise determined by the Committee at or after the date of grant, Participants granted Performance Shares or Performance Units shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares and units, provided that if any such dividends or distributions are paid in Common Shares or other property (other than cash), such shares and units and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Performance Shares and Performance Units with respect to which they were paid. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of Performance Shares or Performance Units, an amount equal to any dividends paid by the Company during the period of deferral with respect to the corresponding number of Common Shares ("Dividend Equivalents"). To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents with respect to cash dividends on the Common Shares credited to a Participant's account shall be deemed to have been invested in Common Shares on the record date established for the related dividend and, accordingly, a number of additional Performance Shares or Performance Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a Common Share on such date.

     (e) Interpretation.

     Notwithstanding anything else contained in this Section 8 to the contrary, if any Award of Performance Shares or Performance Units is intended, at the time of grant, to be other performance based compensation within the meaning of
Section 162(m)(4)(C) of the Code, to the extent required to so qualify any Award hereunder, the Committee shall not be entitled to exercise any discretion otherwise authorized under this Section 8 with respect to such Award if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as other performance based compensation.

9. STOCK IN LIEU OF CASH.

     The Committee may grant Awards or Common Shares in lieu of all or a portion of an award otherwise payable in cash to an Executive Officer pursuant to any bonus or incentive compensation plan of the Company. If shares are issued in lieu of cash, the number of Common Shares to be issued shall be the greatest number of whole shares which has an aggregate Fair Market Value on the date the cash would otherwise have been payable pursuant to the terms of such other plan equal to or less than the amount of such cash.

10. CHANGE IN CONTROL.

     (a) Accelerated Vesting and Payment.

     Subject to the provisions of Section 10(b) below, in the event of a Change in Control, each Option and Stock Appreciation Right shall promptly be canceled in exchange for a payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price for such Option or the exercise price


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for such Stock Appreciation Right, whichever is applicable, the Restricted
Period applicable to all Restricted Shares, and the Performance Period applicable to Performance Shares and Performance Units shall expire and all such shares shall become nonforfeitable and immediately transferable and the Common Shares with respect thereto shall be immediately payable.

     (b) Alternative Awards.

     Notwithstanding Section 10(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or class of Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award") by a Participant's new employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

          (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days following the Change in Control;

          (ii) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under any such Award or class of Awards, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

          (iii) have substantially equivalent economic value to such Award or class of Awards (determined by the Committee as constituted immediately prior to the Change in Control, in its sole discretion, promptly after the Change in Control); and

          (iv) have terms and conditions which provide that in the event that the Participant's Employment is involuntarily terminated or constructively terminated (other than for Cause) upon or following such Change in Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

     For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the Participant's principal place of Employment to another location a material distance farther away from the Participant's home, in each case, without the Participant's prior written consent.


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

11. GENERAL PROVISIONS.

     (a) Withholding.

     The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Common Shares, no Common Shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Common Shares (including Common Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

     (b) Awards.

     Each Award hereunder shall be evidenced in writing. The written agreement shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto.

     (c) Nontransferability.

     Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant's immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the "Permitted Transferees"), no Award shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Except as otherwise expressly provided in this Plan, all rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant or, if applicable, the Permitted Transferees.

     (d) No Right to Employment.

     No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to Employment. Further, the Company and each Subsidiary expressly reserves the right at any time to terminate the Employment of a Participant free from any liability or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

     (e) No Rights to Awards; No Shareholder Rights.

     No Participant or Eligible Employee shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Participants and Eligible Employees. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a shareholder with respect to any Common Shares to be issued under the Plan prior to the issuance thereof.

     (f) Construction of the Plan.

     The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of New York.

     (g) Legend.

     To the extent any stock certificate is issued to a Participant in respect of an Award of Restricted Shares under the Plan prior to the expiration of the applicable Restricted Period, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend. Upon the lapse of the Restricted Period with respect to any such Restricted Shares, the Company


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

shall issue or have issued new share certificates without a legend in exchange for those previously issued.

     (h) Effective Date.

     The effective date of this Plan is May 7, 2002. The Plan will become effective as of that date provided that the Plan receives the approval, within 12 months of its approval by the Board, of the holders of a majority of the outstanding Common Shares entitled to vote. If such approval is not forthcoming, the Plan and all Awards shall be null and void. No Awards may be granted under the Plan after May 6, 2012. Subject to shareholder approval of the Plan, if the Committee so determines and the holder thereof shall consent to any amendment to any outstanding award that has an adverse affect on such holder's rights thereunder, the provisions of the Plan shall apply to, and govern, existing awards under the Predecessor Plans and, such awards shall be amended to provide such holder with any additional benefits available hereunder.

     (i) Amendment of Plan.

     The Board or the Committee may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such amendment would: increase the number of Common Shares subject to the Plan, except pursuant to Section 4(c); change the price at which Options may be granted; or remove the administration of the Plan from the Committee. Without the written consent of an affected Participant, no termination, suspension or modification of the Plan shall adversely affect any right of such Participant under the terms of an Award granted before the date of such termination, suspension or modification.

     (j) Application of Proceeds.

     The proceeds received by the Company from the sale of its shares under the Plan will be used for general corporate purposes.

     (k) Compliance with Legal and Exchange Requirements.

     The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Common Shares under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Shares or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Shares in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any

Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Award (or Common Shares issuable thereunder) that shall lapse because of such postponement.

     (l) Deferrals.

     The Committee may postpone the exercising of Awards, the issuance or delivery of Common Shares under any Award or any action permitted under the Plan to prevent the Company or any of its Subsidiaries from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option.

     (m) Number.

     Except when otherwise indicated by the context, words in the singular shall include the plural, and the plural shall include the singular.

As amended, January 1, 2004

                                      EDO CORPORATION


                                      By: /s/ PATRICIA D. COMISKEY
                                          ------------------------------------
                                      Title: Vice-President Human Resources, &
                                      Assistant Secretary


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